Income Taxes	12 Months Ended
Sep. 30, 2013
Tax Provision [Abstract]
Tax Provision
Income Taxes

The components of income before income taxes are as follows (in millions):

	Year Ended September 30,
	2013	2012	2011
United States	$636.5	$374.7	$163.7
Foreign	74.2	14.4	51.8
Income before income taxes	$710.7	$389.1	$215.5

The (benefit) provision for income taxes consists of the following components (in millions):

	Year Ended September 30,
	2013	2012	2011
Current income taxes:
Federal	$(8.3)	$(4.5)	$(0.4)
State	23.7	7.5	0.5
Foreign	7.1	10.5	9.4
Total current	22.5	13.5	9.5
Deferred income taxes:
Federal	(44.6)	129.1	55.5
State	2.6	(0.6)	1.5
Foreign	(2.3)	(5.1)	3.0
Total deferred	(44.3)	123.4	60.0
(Benefit) provision for income taxes	$(21.8)	$136.9	$69.5

The differences between the statutory federal income tax rate and our effective income tax rate are as follows:

	Year Ended September 30,
	2013	2012	2011
Statutory federal tax rate	35.0%	35.0%	35.0%
Foreign rate differential	(1.9)	0.2	(2.5)
Adjustment and resolution of federal, state and foreign tax uncertainties	(35.9)	(0.1)	0.3
State taxes, net of federal benefit	3.3	3.4	2.3
Research and development and other tax credits, net of valuation allowances	(1.4)	(0.5)	(1.1)
Income attributable to noncontrolling interest	(0.2)	(0.1)	(0.3)
Nondeductible deal fees	—	—	1.3
Change in valuation allowance	(0.7)	(1.3)	—
Other, net	(1.3)	(1.4)	(2.7)
Effective (benefit) tax rate	(3.1)%	35.2%	32.3%

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities consist of the following (in millions):

	September 30,
	2013	2012
Deferred income tax assets:
Accruals and allowances	$23.5	$25.2
Employee related accruals and allowances	104.8	107.5
Pension obligations	333.3	489.0
State net operating loss carryforwards	68.3	44.2
State credit carryforwards, net of federal benefit	49.1	47.0
Cellulosic Biofuel Producers Credits and other federal tax credit carryforwards	233.6	225.6
Federal net operating loss carryforwards	207.0	146.4
Restricted stock and options	30.5	22.4
Other	28.8	21.9
Valuation allowances	(36.2)	(42.3)
Total	1,042.7	1,086.9
Deferred income tax liabilities:
Property, plant and equipment	1,477.2	1,439.0
Deductible intangibles and goodwill	287.0	283.8
Inventory reserves	80.5	80.2
Deferred gain	31.0	31.0
Other	0.5	0.7
Total	1,876.2	1,834.7
Net deferred income tax liability	$833.5	$747.8

Deferred taxes are recorded as follows in the consolidated balance sheet (in millions):

	September 30,
	2013	2012
Current deferred tax asset	$209.1	$104.0
Current deferred tax liability	—	0.1
Long-term deferred tax asset	20.5	37.1
Long-term deferred tax liability	1,063.1	888.8
Net deferred income tax liability	$833.5	$747.8

At September 30, 2013 and September 30, 2012, we had gross federal net operating losses of approximately $605.8 million and $418.4 million. These loss carryforwards generally expire between fiscal years 2029 and 2031. The increase in the federal net operating loss during fiscal 2013 is related to the reversal $254.1 million of tax reserves related to alternative fuel mixture credits acquired in the Smurfit-Stone Acquisition. The benefit to deferred tax expense was recorded as the Internal Revenue Service completed its examination of Smurfit-Stone's 2009 tax return.

At September 30, 2013 and September 30, 2012, we had $138.1 million and $145.6 million, respectively, of federal Cellulosic Biofuel Producers Credits carryforwards which expire if not utilized by fiscal 2017. At September 30, 2013 and September 30, 2012, we had alternative minimum tax credits of $79.7 million and $71.8 million, respectively.  Under current tax law, the alternative minimum tax credit carryforwards do not expire.  At September 30, 2013 and September 30, 2012, we had various other federal credit carryforwards of $15.8 million and $8.2 million, respectively, which expire between fiscal years 2018 and 2033.

As a result of certain realization requirements of ASC 718, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets at September 30, 2013 and 2012 that arose directly from (or the use of which was postponed by) tax deductions related to equity compensation in excess of compensation recognized for financial reporting. Those deferred tax assets include federal and state net operating loss carryforwards. The September 30, 2013 and September 30, 2012 federal net operating loss carryforwards exclude $14.2 million and $10.3 million, respectively, due to stock compensation excess tax benefits. These excluded federal net operating losses, related to fiscal 2011, will be realized and recorded in the period when these carryforwards reduce an income tax liability.

At September 30, 2013 and September 30, 2012, gross net operating losses, for state and local tax reporting purposes, of approximately $1,543 million and $1,160 million, respectively, were available for carryforward. These loss carryforwards generally expire between fiscal years 2014 and 2032. The increase in the state net operating loss during fiscal 2013 is related to the reversal of tax reserves related to AFMC acquired in the Smurfit-Stone Acquisition. The tax effected values of these net operating losses are $68.3 million and $44.2 million at September 30, 2013 and 2012, respectively, exclusive of valuation allowances of $4.4 million and $3.2 million at September 30, 2013 and 2012, respectively.

At September 30, 2013 and September 30, 2012, gross net operating losses for foreign reporting purposes of approximately $112.0 million and $27.3 million, respectively, were available for carryforward. These loss carryforwards generally expire between fiscal years 2016 and 2033. The tax effected values of these net operating losses are $28.8 million and $4.6 million at September 30, 2013 and 2012, respectively, exclusive of valuation allowances of $7.3 million and $4.2 million at September 30, 2013 and 2012, respectively. The increase in the foreign net operating loss during fiscal 2013 is primarily related to a tax law change in Canada.

At September 30, 2013 and 2012, certain allowable state tax credits were available for carryforward. Accordingly, $49.1 million and $47.0 million have been recorded as deferred income tax assets at September 30, 2013 and 2012, respectively. These state tax credit carryforwards generally expire within 5 to 10 years; however, certain state credits can be carried forward indefinitely. Valuation allowances of $24.2 million and $29.9 million at September 30, 2013 and 2012, respectively, have been provided on these assets. These valuation allowances have been recorded due to uncertainty regarding our ability to generate sufficient taxable income in the appropriate taxing jurisdiction.

At September 30, 2013 and September 30, 2012, we had current deferred income taxes of $209.1 million and $104.0 million, respectively, included in other current assets.

The following table represents a summary of the valuation allowances against deferred tax assets for fiscal 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at the beginning of period	$42.3	$48.0	$40.2
Charges to costs and expenses	3.6	4.3	5.8
Allowances related to acquisitions(1)	—	—	7.8
Deductions	(9.7)	(10.0)	(5.8)
Balance at the end of period	$36.2	$42.3	$48.0

(1)	Allowances related to acquisitions in fiscal 2011 are related to the Smurfit-Stone Acquisition.

We have considered a portion of our earnings from certain foreign subsidiaries as subject to repatriation and we provide for taxes accordingly. Earnings of all other foreign subsidiaries are considered indefinitely invested in their respective foreign operations. As of September 30, 2013, we estimate those indefinitely invested earnings to be approximately $158.3 million. We have not provided for any incremental U.S. taxes that would be due upon the repatriation of those earnings. However, in the event of a distribution of those earnings in the form of dividends or otherwise, we may be subject to both U.S. income taxes, subject to an adjustment for foreign tax credits, and withholding taxes payable to the foreign jurisdictions. As of September 30, 2013, we estimate the amount of unrecognized deferred income tax liability on these indefinitely reinvested earnings to be approximately $7.1 million.

As of September 30, 2013, the total amount of unrecognized tax benefits was approximately $21.3 million, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $19.2 million would benefit the effective tax rate. As of September 30, 2012, the total amount of unrecognized tax benefits was approximately $289.7 million, exclusive of interest and penalties prior to the fiscal 2013 adjustment following the IRS's completion of its examination of Smurfit-Stone's 2009 tax return. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $265.6 million would benefit the effective tax rate. We regularly evaluate, assess and adjust the related liabilities in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in millions):

	2013	2012	2011
Balance at the beginning of period	$289.7	$287.9	$12.2
(Reductions) additions related to acquisitions(1)	—	(1.4)	275.5
Additions for tax positions taken in current year	2.6	7.0	—
(Reductions) additions for tax positions taken in prior years	(268.5)	—	1.5
Reductions due to settlements	(0.2)	—	—
Reductions as a result of a lapse of the applicable statute of limitations	(2.3)	(3.8)	(1.3)
Balance at the end of period	$21.3	$289.7	$287.9

(1)	Adjustments related to acquisitions in fiscal 2012 and 2011 are related to the Smurfit-Stone Acquisition.

We recognize estimated interest and penalties related to unrecognized tax benefits in income tax expense in the consolidated statements of income. As of September 30, 2013 and September 30, 2012, we had a recorded liability of $1.2 million and $2.0 million, respectively, for the payment of estimated interest and penalties related to the liability for unrecognized tax benefits. Our results of operations for the fiscal years ended September 30, 2013 and 2012 include income of $0.7 million and income of $1.9 million, respectively, related to estimated interest and penalties related to the liability for unrecognized tax benefits.

We file federal, state and local income tax returns in the U.S. and various foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years prior to fiscal 2009. While we believe our tax positions are appropriate, they are subject to audit or other modifications and there can be no assurance that any modifications will not materially and adversely affect our results of operations, financial condition or cash flows.